UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2002

BIOGAN INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-31479	58-1832055
(Commission File Number)	(IRS Employer Identification No.)

150 KING STREET WEST, SUITE 2315, TORONTO, ONTARIO, CANADA M5H 1J9
(Address of Principal Executive Offices) (Zip Code)

(416) 214-3270
(Registrant's telephone number, including area code)

813 BERIAULT, SUITE 203, LONGEUEIL, QUEBEC, CANADA
(Former Name or Former Address, if Changes Since Last Report)

Item 7.

FINANCIAL STATEMENTS AND EXHIBITS

On August 2, 2002, Biogan International, Inc. filed a Current Report on Form 8-K with respect to the acquisition of certain assets of Hechi Industrial Co., Ltd., a Chinese mining corporation.  Such Form 8-K was filed without the audited and pro forma financial information required by Rule 3-05 (a) and (b) and Article 11 of Regulation S-X.  This Current Report on Form 8-K/A provides annual audited and pro forma financial information in compliance with the requirements of Rule 3-05 and Article 11 of Regulation S-X, however, the first quarter audited and pro forma financial information required by the regulation will be filed by amendment to this Form 8-K/A.

(a) Financial Statements of the Business Acquired

Audited combined annual financial statements of Guangxi Guanghe Metals Co., Ltd., Hechi copper refinery plant. Wuxu mining plant and 9% equity interest in Gaofeng Mining Co., Ltd. for the years ended December 31, 2001 and 2000.

(b) Pro Forma Financial Information

Biogan International, Inc. Pro Forma Condensed Consolidated Financial Information for the year ended December 31, 2001.

(c) Exhibits

EXHIBIT NO.	EXHIBIT
23	Consent of Independent Auditors
99	Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOGAN INTERNATIONAL, INC.
Date: October 1, 2002	By: /s/ Gilles Laverdiere
Name: Gilles Laverdiere Title: Chief Executive Officer and President

Date: October 1, 2002	By: /s/ Robert Doyle
Name: Robert Doyle
Title: Chief Financial Officer

Independent Auditors' Report

KPMG-A(2002)AR No.0239

The Board of Directors and Cooperative Joint Venture Partners
Guangxi Guanghe Metals Co., Ltd.:

We have audited the accompanying combined balance sheets of Guangxi Guanghe Metals Co., Ltd., Hechi Copper Refinery Plant, Wuxu Mining Plant and 9% equity interest in GaoFeng Mining Co., Ltd., (collectively "Acquired Operations") as of December 31, 2001 and 2000, and the related combined statements of operations and comprehensive income/loss, investors' equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Acquired Operations' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in note 2(a) regarding basis of preparation, Acquired Operations is part of a group of companies that are under common control of the shareholders of Acquired Operations. In preparing these combined financial statements certain expenses and revenues have been allocated among these commonly owned and controlled companies. Such allocations involve judgment. As a result, the combined financial statements of Acquired Operations may not necessarily be indicative of the results of operations that would have been achieved if the operations had been carried out by or as an independent entity.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Acquired Operations as of December 31, 2001 and 2000, and the combined results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG Huazhen
Beijing, People's Republic of China

April 19, 2002, except as to notes 1(b) and 16, which are as of July 19, 2002

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT , WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO., LTD
COMBINED BALANCE SHEETS
DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

Note	2001	2000
ASSETS
Cash		7,752,903	3,541,903
Trade accounts receivable, less allowance for doubtful accounts of RMB 2,165,742 in 2001 and RMB 2,165,742 in 2000
	3	8,721,017	11,754,274
Short-term loans to a related party	8	11,100,000	8,900,000
Amounts due from related parties	8	3,808,122	1,270,720
Time deposits with maturity over
three months but within one year	9(f)	-	14,000,000
Prepayments to suppliers	10	4,237,751	17,102,070
Prepaid expenses and other current assets		873,280	945,985
Inventories	4	20,320,462	20,729,223

Total current assets		56,813,535	78,244,175

9% equity interest in GaoFeng
Mining Co., Ltd.	5	6,860,000	6,860,000
Property, plant and equipment
Land use right	6	887,640	877,300
Property, plant and buildings		28,453,672	28,453,672
Machinery and equipment		34,286,803	34,205,968
Office equipment		34,485	24,799
Motor vehicles		1,296,726	924,926
Less: Accumulated depreciation and amortization
		(18,432,658)	(15,662,764)

Net property, plant and equipment		46,526,668	48,823,901

Deferred income taxes	7	-	-

TOTAL ASSETS		110,200,203	133,928,076

See accompanying notes to combined financial statements.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO., LTD
COMBINED BALANCE SHEETS (CONTINUED)
DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

Note	2001	2000

Liabilities and investors' equity
Short-term borrowings	9	32,460,000	38,500,000
Short-term loans from a related party	8	16,440,000	18,680,000
Notes payable -		9,500,000
Trade accounts payable		2,695,355	2,401,331
Income taxes payable	7	1,525,354	1,525,354
Accrued expenses and other payables		4,635,501	5,871,069
Total current liabilities
		57,756,210	76,477,754

Total liabilities		57,756,210	76,477,754

Commitments and Contingencies	16	-	-
Total investors' equity		52,443,993	57,450,322

total liabilities and investors' equity		110,200,203	133,928,076

See accompanying notes to combined financial statements.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO., LTD.
COMBINED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME / LOSS
Years ended December 31, 2001 and 2000

(Expressed in Renminbi Yuan)

Note	2001	2000

Net sales		91,520,938	98,455,319

Cost of sales		90,837,248	89,193,278
Gross profit		683,690	9,262,041
Selling, general and administrative expenses		4,664,266	6,995,309

Operating (loss) / income		(3,980,576)	2,266,732

Other income / (expenses)
Dividend income	5	3,221,566	5,340,394
Insurance compensation	13	2,192,349	-
Commission income		-	2,165,742
Interest income		582,709	417,539
Other income		112,607	280,448
Interest expenses		(3,763,870)	(3,232,673)
Other expenses		(149,548)	(45,199)
(Loss) / income before income taxes		(1,784,763)	7,192,983

Income taxes	7	-	1,525,354
Net (loss) / income		(1,784,763)	5,667,629
Other comprehensive income		-	-
Comprehensive (loss) / income		(1,784,763)	5,667,629

See accompanying notes to combined financial statements.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO, LTD.
COMBINED STATEMENTS OF INVESTORS' EQUITY
YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

				Total
	Paid-in	Contributed	Retained	investors'
	capital	capital	earnings	equity
	(Note 12(b))	(Note 12(c))

BALANCE AT JANUARY 1, 2000	-	43,047,682	-	43,047,682
Capital contributions from investor	14,075,405	-	-	14,075,405
Capital distributed to investor	-	(5,340,394)	-	(5,340,394)
Net income	-	-	5,667,629	5,667,629

BALANCE, AT DECEMBER 31, 2000	14,075,405	37,707,288	5,667,629	57,450,322

				Total
	Paid-in	Contributed	Retained	investors'
	capital	capital	earnings	equity
	(Note 12(b))		(Note 12(c))

BALANCE AT JANUARY 1, 2001	14,075,405	37,707,288	5,667,629	57,450,322
Capital distributed to investor	-	(3,221,566)	-	(3,221,566)
Net loss	-	-	(1,784,763)	(1,784,763)
BALANCE, AT DECEMBER 31, 2001	14,075,405	34,485,722	3,882,866	52,443,993

See accompanying notes to combined financial statements.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFENG MINING CO., LTD.
COMBINED STATEMENT OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

2001	2000

Cash flows from operating activities:

Net (loss) / income	(1,784,763)	5,667,629

Adjustments to reconcile net (loss) / income to net cash
provided by operating activities:
Provision for bad and doubtful debts	-	2,165,742
Depreciation and amortization	2,769,894	2,744,595
Interest earned from time deposit	(368,761)	(330,044)
Dividend income	(3,221,566)	(5,340,394)
Changes in assets and liabilities:
Inventories	408,761	(9,445,822)
Trade accounts receivable, gross	3,033,257	17,546,607
Amounts due from related parties	(2,537,402)	(1,270,720)
Prepayments to suppliers	12,864,319	(7,929,801)
Prepaid expenses and other current assets	(257,339)	1,965,166
Trade accounts payable	294,024	(5,282,382)
Notes payable	(9,500,000)	3,500,000
Income taxes payable	-	1,525,354
Accrued expenses and other payables	(1,235,568)	(28,401,210)
Net cash provided by / (used in) operating activities	464,856	(22,885,280)

Cash flows from investing activities:

Proceeds from withdrawal of time deposit	14,000,000	-
Proceeds from interest earned from time deposit	698,805	-
Short-term loans to a related party	(2,200,000)	(2,900,000)
Capital expenditures	(472,661)	(462,251)
Cash paid for time deposit	-	(14,000,000)
Net cash provided by / (used in) investing activities	12,026,144	(17,362,251)

See accompanying notes to combined financial statements.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFENG MINING CO., LTD.
COMBINED STATEMENTS OF CASH FLOWS (CONTINUED)

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

2001	2000

Cash flows from financing activities:

Proceeds from capital contributions from investors	-	14,075,405
Proceeds from short-term borrowings	-	29,000,000
Repayment of short-term loans	(6,040,000)	-
Repayment of short-term loans from a related party	(2,240,000)	(1,000,000)
Net cash (used in) / provided by financing activities	(8,280,000)	42,075,405

Net increase in cash	4,211,000	1,827,874

Cash at beginning of year	3,541,903	1,714,029

Cash at end of year	7,752,903	3,541,903

The Acquired Operations paid RMB 3,130,513 and RMB 3,076,390 for interest during the years ended December 31, 2001 and 2000, respectively. The Acquired Operations did not pay any income taxes or capitalize any interest during the years ended December 31, 2001 and 2000. There are no non-cash investing and financing activities during these two years.

Noncash Financing and Investing Activities

Dividend income of RMB 3,221,566 and RMB 5,340,394 recognized in the form of reduction in contributed capital in 2001 and 2000, respectively, as if the 9% equity interest in GaoFeng Mining Co., Ltd. had been in existence throughout the relevant periods.

See accompanying notes to combined financial statements.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT , WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFENG MINING CO., LTD.
NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

1	BACKGROUND INFORMATION AND SUBSEQUENT EVENTS
(a)	Background information

On June 8, 1998 Hechi Prefecture Mining Company ("HPMC"), a state-owned entity incorporated in July 1993 in Guangxi Zhuang Autonomous Region in the People's Republic of China (the "PRC"), and Hechi Industrial Company Limited ("HIL") a limited company in Guangxi Zhuang Autonomous Region of the PRC on June 9, 1998, signed an agreement to transfer certain assets from HPMC to HIL. In consideration, HPMC was granted 40,000,000 shares of stock of HIL and subsequently allocated the shares to 379 of its former employees, who then become the shareholders of HIL. The assets transferred were:

the Hechi Copper Refinery Plant (the "Copper Refinery");
the Wuxu Mining Plant (the "Wuxu Mine");
a 9% equity interest in the GaoFeng Mining Company Limited (the "GaoFeng Investment");
the Non-Ferrous Metal Trading Company;
a transportation company;
a coal company (dormant);
the Guizhou Louxia Coal Company; and
the Hechi Antimony Industrial Company Limited

Approvals were obtained from Hechi Prefecture Administration Office in Guangxi Zhuang Autonomous Region to transfer the assets to HIL. Pursuant to the approval letter dated July 24, 1998 issued by Hechi Prefecture State-owned Administration, the purchase consideration for these net assets was deemed to be RMB 126 million which the former employees are required to pay the purchase consideration. Pursuant to a confirmation letter dated June 30, 2000 issued by Hechi Prefecture Finance Bureau, the local government agreed that it will not repossess the assets within 15 years even if the individual shareholders do not pay the RMB 126 million purchase price.

Biogan International Inc. ("Biogan") is a limited liability company incorporated in the State of Delaware of the United States and is publicly traded on the Over The Counter Market in the Unites States of America.

Guangxi Guanghe Metals Co., Ltd. ("GGMC") a co-operative joint venture between HIL and Biogan, was established in the PRC on February 18, 2000 and has been granted an operating period of 30 years. The total investment of GGMC is U.S.$ 25 million and registered capital is U.S.$ 10 million, of which HIL shall contribute U.S.$ 0.8 million and Biogan shall contribute U.S.$ 9.2 million.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT , WUXU MINING PLANT AND 9% EQUITY INTEREST
IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

1   BACKGROUND INFORMATION AND SUBSEQUENT EVENTS (continued)

(b)   Subsequent events

   In accordance with the Joint Venture Contract dated July 19, 2002 signed among GGMC, HIL and Biogan (BVI) International Inc., Biogan has agreed to assign its interest in GGMC to Biogan (BVI) International, Inc., a limited liability company organized and existing under the laws of British Virgin Islands. The Former Cooperative Joint Venture Contract dated January 27, 2000 shall be amended and replaced by this Contract. Biogan (BVI) International, Inc. is also obligated to make an additional capital contribution to GGMC of U.S.$ 7.3 million cash and intellectual property rights and trademark rights amounting to U.S.$0.2 million by September 1, 2003.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE

            (a)   Basis of preparation

The combined financial statements for the years ended December 31, 2001 and 2000 (the "relevant periods") reflect the combined financial position, results of operations and cash flows of businesses of GGMC, Copper Refinery, Wuxu Mine and GaoFeng Investment. These combined financial statements have been prepared using the predecessor's historical cost basis as if the Acquired Operations had been in existence throughout the relevant period and as if the business activities of GGMC, Copper Refinery, Wuxu Mine and GaoFeng Investment had been conducted throughout the relevant periods. Predecessor's historical cost represents the costs that HPMC incurred in purchasing the relevant assets and not the RMB 126 million referred to in note 1.

Prior to the formation of the Acquired Operations, the Acquired Operations' historical financial statements include unallocated general and administrative expenses. These expenses were allocated to the Acquired Operations by using specific identification method for those periods, except for salaries and welfare for administrative staff, depreciation of office building and motor vehicles, which specific identification method was not practical, were allocated based on actual working hours, floor area and actual usage, respectively, as disclosed in note 8. Management believes that the method of allocation of general and administrative expenses are reasonable and that the combined financial statements include all revenues and costs directly and indirectly related to the Acquired Operations' operations for the relevant periods.

The accounting policies adopted in the preparation of the accompanying financial statements are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The combined financial statements include the accounts of GGMC, Copper Refinery, Wuxu Mine and GaoFeng Investment. All significant inter-company balances and transactions have been eliminated.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

2    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)

(b)    Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

(c)    Translation of foreign currency

The Acquired Operations adopts Reminbi Yuan ("RMB"), the national currency of the PRC, as its functional currency, since it is the currency that the Acquired Operations conducts its primary economic activities. Foreign currency transactions during the year are translated into RMB at the applicable rates of exchange quoted by the People's Bank of China ("PBOC rates") prevailing on the transaction dates. Foreign currency monetary assets and liabilities are translated into Renminbi at the applicable PBOC rates at the balance sheet date.

(d)    Cash

The Acquired Operations considers cash on hand and deposits in banks and money market accounts with matures less than 3 months to be cash.

(e)    Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the weighted average method for all inventories.

(f)    Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and amortization.

The depreciation of property, plant and equipment is calculated on a straight-line basis over the anticipated useful life of the asset less 5% residual value. The respective anticipated useful lives of property, plant and equipment are as follows:

Property and plant	20-30 years
Machinery and equipment	15-20 years
Office equipment	5 years
Motor vehicles	5 years

Land use rights are amortized on a straight-line basis over 30 years.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFEN MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)

(g)    GaoFeng Investment

GaoFeng Investment is held as a long-term investment and accounted for using cost method. Dividends are recognized as income when declared. Loss in value in the investment which is other than a temporary decline would be recognized in the statement of operations when incurred.

(h)    Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of

The Acquired Operations accounts for long-lived assets in accordance with the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS No. 121 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying value of the asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying value of the asset exceeds the fair value of the assets. An asset to be disposed of is reported at the lower of the carrying value or fair value, less costs to sell.

(i)    Fair Value of Financial Instruments

Financial assets of the Acquired Operations include cash, trade accounts receivable, short-term loans to a related party, amounts due from related parties, prepayments to suppliers, time deposits, prepaid expenses and other current assets. Financial liabilities of the Acquired Operations include short-term borrowings, short-term loans from a related party, trade accounts payable, notes payable and other payables and accrued expenses. The Acquired Operations does not hold or issue financial instruments for trading purposes. The Acquired Operations had no positions in derivative contracts as of December 31, 2001 and 2000 respectively.

The fair values of all financial instruments approximate their carrying amounts due to the nature or short-term maturity of these instruments.

(j)    Income Taxes

The Acquired Operations utilizes the liability method to determine the provision for income taxes. Deferred tax assets are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates when the differences are expected to be reversed.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFENG MINING CO., LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

 2    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)

(k)    Revenue Recognition

Revenue from the sale of goods and rendering of services are recognized when products are shipped or services are rendered and the significant risks and rewards of ownership have been transferred to the customer.

(l) Retirement Benefits

The Contributions payable under the Acquired Operations' retirement plans are charged to the combined statements of operation according to the contribution determined by the plans.

(m)    Recently Issued Accounting Standards

In June 2001, the FASB issued SFAS No. 141, Business Combinations, (SFAS No. 141) and SFAS No. 142, Goodwill and Other Intangible Assets (SFAS No. 142).

SFAS No. 141 requires that the purchase method of accounting be used for all business combinations. SFAS No. 141 specifies criteria that intangible assets acquired in a business combination must meet to be recognized and reported separately from goodwill. SFAS No. 142 will require that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 121 and subsequently, SFAS No. 142 after its adoption.

The Acquired Operations adopted the provisions of SFAS No. 141 as of July 1, 2001, and SFAS No. 142 is effective January 1, 2002. Goodwill and intangible assets determined to have an indefinite useful life acquired in a purchase business combination completed after June 30, 2001, but before SFAS No. 142 is adopted in full, are not amortized. Goodwill and intangible assets acquired in business combinations completed before July 1, 2001 continued to be amortized and tested for impairment prior to the full adoption of SFAS No. 142.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

 2    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICE (continued)

(m)     Recently Issued Accounting Standards (continued)

Upon adoption of SFAS No. 142, the Acquired Operations is required to evaluate its existing intangible assets and goodwill that were acquired in purchase business combinations, and to make any necessary reclassifications in order to conform with the new classification criteria in SFAS No. 141 for recognition separate from goodwill. The Acquired Operations will be required to reassess the useful lives and residual values of all intangible assets acquired, and make any necessary amortization period adjustments by the end of the first interim period after adoption. If an intangible asset is identified as having an indefinite useful life, the Acquired Operations will be required to test the intangible asset for impairment in accordance with the provisions of SFAS No. 142 within the first interim period. Impairment is measured as the excess of carrying value over the fair value of an intangible asset with an indefinite life. Any impairment loss will be measured as of the date of adoption and recognized as the cumulative effect of a change in accounting principle in the first interim period.
3	TRADE ACCOUNTS RECEIVABLE, NET
		2001	2000
	Trade accounts receivable, gross	10,886,759	13,920,016
	Less: Provisions for doubtful accounts	(2,165,742)	(2,165,742)

	Trade accounts receivable, net	8,721,017	11,754,274
	All of the trade accounts receivable are current with aging less than one year.
4	INVENTORIES
		2001	2000
	Raw materials	12,885,358	10,772,465
	Work-in-progress	2,789,570	4,844,179
	Finished goods	2,688,058	3,503,946
	Low value consumables	1,957,476	1,608,633

		20,320,462	20,729,223

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

5	GAOFENG INVESTMENT
		2001	2000

	GaoFeng Investment, at cost	6,860,000	6,860,000

This investment represents a 9% of the equity interest in GaoFeng Mining Company Limited ("GMCL"). GMCL is an operating polymetallic mine and ore processing facility located in Nandan County, Guangxi Zhuang Autonomous Region in the PRC. GMCL obtained its renewed Mining Permit from the Ministry of Land and Natural Resources on May 26, 2000. The Permit allows GMCL to mine an area 3.6517 kilometers² for a period of 17 years ending May 2017. The mineral deposits, primarily including tin, lead, zinc and antimony, on the property are currently being mined using underground mining methods.

	GMCL is incorporated as a limited liability company by the following four shareholders:
Shareholders	Percentage of equity	Number of representatives of the board of directors
HuaXi Group Company	51%	5
Guangxi Develop&Investment Co., Ltd.	20%	2
NanXing Company Limited	20%	2
HIL	9%	1

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST
IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

5	GAOFENG INVESTMENT (continued)

The following financial information of GMCL is prepared under generally accepted accounting principles in the PRC and has been extracted from the December 31, 2001 and 2000 financial statements. The following summary financial information are not intended to present the financial position and results of operations and cash flows in accordance with accounting principles and practices generally accepted in countries and jurisdictions other than the PRC and are not be suitable for any purpose other than for statutory reporting.

	As of December 31
	2001	2000
	(unaudited)	(unaudited)
Current assets	200,702,995	249,315,772
Total assets	383,679,696	447,645,641
Current liabilities	201,432,590	278,206,575
Total liabilities	240,548,179	311,846,407

	For the year ended December 31
	2001	2000
	(unaudited)	(unaudited)
Sales	276,318,563	334,285,071
Cost of sales	178,907,369	172,272,305
Gross margin	97,411,194	162,012,766
Selling, general and administrative expenses	60,049,957	59,359,073
Net income	43,131,076	71,491,223

In 1990, GMCL executed an agreement with Guangxi Zhuang Autonomous Region People's Government to sell 30% of its mineral products to the Nandan County Government at the market price at the time of the sale.

The Acquired Operations received dividend income of RMB 3,221,566 and RMB 5,340,394 during the years ended December 31, 2001 and 2000, respectively. Based on estimated future dividends to be received, no provision for diminution in value of the investment is necessary.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST
IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

6	LAND USE RIGHT
		2001	2000

	Land use right, at cost	887, 640	877,300

The Wuxu Mine has not received the final land use right certificate from Ministry of Land and Resource for three blocks of land with original costs at RMB 887,640 and RMB 877,300 as of December 31, 2001 and 2000 respectively. According to the agreements between the Wuxu Mine and Hechi City Wuxu People's Government, Hechi City WuXu People's Government will help the Wuxu Mine to obtain land use right certificate after the Wuxu Mine pays the land transfer fees. The Wuxu Mine paid the land transfer fees in 1994, however, the land use right certificates have not been issued up to date (See note 16).

7	TAXATION

	Income tax

	The income tax rate applicable to the Acquired Operations is 33%.

	Income tax attributable to income consists of:
		2001	2000
	PRC income taxes - 1,525,354	-	1,525,354
	Deferred income tax (benefit) expense	-	-

		-	1,525,354

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

7	TAXATION (continued)
	The income tax reconciliation consists of:
		2001	2000

	(Loss) / income before tax	(1,784,763)	7,192,983
	Increase (reduction) in income taxes resulting from:
	Non-deductible provision for bad and doubtful receivables	-	2,165,742
	Non-taxable dividends received from investment in GMCL	(3,221,566)	(5,340,394)
	Others	496,050	603,953
	Taxable (loss) / income	(4,510,279)	4,622,284
	Income taxes on taxable income at 33%	-	1,525,354

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets at December 31, 2001 and 2000 are presented below.

Deferred tax assets:
	2001	2000
Provision for bad and doubtful trade accounts receivable	-	714,695
Net operating loss carryforwards	1,488,392	-
Write-off of other receivable	16,988	36,543
Total deferred tax assets	1,505,380	751,238
Valuation allowance	(1,505,380)	(751,238)
Deferred tax asset, net of valuation allowance	-	-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning in making these assessments.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFENG MINING CO., LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

8	RELATED PARTIES TRANSACTIONS
Relationship with the Acquired Operations
	Name of related parties	Relationship with the Acquired Operations
	HIL	Chinese investor with 8% share holding
	Biogan	Foreign investor with 92% share holding

Short-term loans to and from a related party as of December 31, 2001 and 2000 are summarized as:
	Interest rate	2001	2000

Short-term loans to a related party -- HIL	6.70%	5,100,000	2,900,000
	Non interest bearing	6,000,000	6,000,000
		11,100,000	8,900,000
Short-term loans from a related party -- HIL	7.56%	13,000,000	13,100,000
	7.20%	2,780,000	3,180,000
	18.00%	-	2,400,000
	Non interest bearing	660,000	-
		16,440,000	18,680,000

All loans to and from related party are unsecured and payable on demand.

Amounts due from related parties as of December 31, 2001 and 2000 are summarized as:

		2001	2000	Note
	Amounts due from related parties
	-- HIL	3,131,539	1,111,670	(i)
	-- Biogan	676,583	159,050	(ii)
		3,808,122	1,270,720
Note
(i)	Amount due from HIL mainly represents trading balances with HIL, interest payable to HIL and expenses paid or received by HIL on behalf of the Acquired Operations.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND 9% EQUITY INTEREST IN
GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 AND 2000

(Expressed in Renminbi Yuan)

8 RELATED PARTIES TRANSACTIONS (continued)
(ii)	Amount due from Biogan mainly represents professional expenses paid by the Acquired Operations on behalf of Biogan.

Material transactions with related parties during 2001 and 2000 are summarized as follows:

	2001			2000
	sales	interest paid	interest received	sales	interest paid	interest received
HIL	1,326,197	1,502,805	167,500	3,550,072	2,337,047	-

Details of expenses allocated from HIL to the Acquired Operations during the years ended December 31, 2001 and 2000 are as follows:

	Basis of allocation	2001	2000
General and administrative expenses:
-Salaries and staff welfare	Actual working hours	33,571	34,083
-Depreciation:
-Office building	Floor area	71,628	71,628
-Motor Vehicles	Actual usage	195,553	185,725

		300,752	291,436

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

9      SHORT-TERM BORROWINGS

        Short-term borrowings as of December 31, 2001 and 2000 are as follows:

2001
Lender	Drawdown date	Due date	Interest rate	Amount (original currency)		Note
				RMB	USD
Bank of China (USD loan)	April 20, 2001	February 20, 2002	7.248%		$1,000,000	(a)
	June 8, 2001	February 26, 2002	7.248%		$1,000,000	(a)

Bank of China (RMB loan)	May 25, 2001	March 25, 2002	6.696%	3,000,000		(b)
	July 4, 2001	January 4, 2002	6.696%	1,500,000		(b)
	July 27, 2001	January 27, 2002	6.696%	2,000,000		(c)
	August 31, 2001	February 28, 2002	6.696%	4,400,000		(b)
	December 10, 2001	June 10, 2002	6.696%	2,000,000		(b)

Finance Development Company of Hechi Finance Bureau	November 1, 1999	November 30, 2000	Interest free	3,000,000		(d)

Total short-term borrowings by currency				15,900,000	$2,000,000

RMB equivalent				32,460,000

2000
Bank of China)	December 26, 2000	March 30, 2001	6.696%	5,000,000		(c)
(RMB loan	December 29, 2000	January 29, 2001	5.022%	12,000,000		(e)
	October 9, 2000	May 9, 2001	7.020%	1,500,000		(b)
	December 1, 2000	April 1, 2001	6.696%	2,000,000		(b)
	November 13, 2000	May 13, 2001	6.696%	1,000,000		(b)
	May 25, 2000	May 25, 2001	6.435%	7,000,000		(f)
	August 31, 2000	August 31, 2001	6.435%	7,000,000		(f)
Finance Development Company of Hechi Finance Bureau	November 1, 1999	November 30, 2000	Interest free	3,000,000		(d)
Total short-term borrowings				38,500,000

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

9     SHORT-TERM BORROWINGS (continued)

(a)    These loans are secured by the RMB 24,460,000 of land use right of HIL.

(b)    These loans are secured by the RMB 34,590,000 of machinery and equipment of the Copper Refinery.

(c)    These loans are secured by the RMB 7,540,000 of land use right of HIL.

(d)    This loan is guaranteed by HIL. The Copper Refinery has failed to repay the loan on its due date, November 30, 2000 and is currently in default of the loan. According to the default provisions of the loan agreement, interest accrues during the default period at two times the agreed upon rate. However, the loan agreement does not state an interest rate. Management maintains that the interest rate is zero percent, and the Acquired Operations is currently in the process of negotiating with the lender and will repay the loan once the final amount is agreed upon. Accordingly, the Acquired Operations has not accrued any amounts for double interest payment since the event of default (See note 16).

(e)    This loan is guaranteed by Nan Fang Chemical Refinery Plant ("Nanfang"), an unrelated company of the Acquired Operations. The Acquired Operations has not had any transaction with Nanfang during the years ended December 31, 2001 and 2000.

(f)    These loans are secured by the time deposits of U.S.$ 1,700,000 held by the Company.

GUANGXI GUANGHE METALS CO., LTD.., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

10     PREPAYMENTS TO SUPPLIERS
	2001	2000

Debao Copper Mining Co., Ltd.	-	11,592,201
Others	4,237,751	5,509,869
	4,237,751	17,102,070

The amount of prepayments to suppliers as of December 31, 2000 mainly represents lump-sum deposit of about RMB 12 million paid to the supplier in negotiating the long-term supply contract at the end of 2000, which was refunded to the Acquired Operations in 2001.

11     CONCENTRATION OF RISK

(a)     Concentration of Credit risk

The carrying amounts of cash, time deposits, trade accounts receivable and other current assets, except for prepayments, represent the Acquired Operations' maximum exposure to credit risk in relation to financial assets.

The majority of the Acquired Operations' trade accounts receivable relate to sales of blister copper to Yinxian Dongqian Lake Metal Co., Ltd., a third party operated in mining and refining industry. The Acquired Operations performs ongoing credit evaluations of its customer's financial condition and generally does not require collateral on trade accounts receivable. The Acquired Operations maintains an allowance for doubtful accounts with the amount of RMB 2,165,742. Sales to Yinxian Dongqian Lake Metal Co., Ltd., represented approximately 8% and 10% of sales during the years ended December 31, 2001 and 2000, respectively and trade accounts receivable from this same customer represented approximately 49% and 64% of total trade accounts receivable as of December 31, 2001 and 2000, respectively.

Details of the short-term loans to a related party and amounts due from related parties are disclosed in note 8.

No other financial assets carry a significant exposure to credit risk.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9%EQUITY INTEREST IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

11     CONCENTRATION OF RISK (continued)

(b)     Concentration of Economic risk

The Acquired Operations' operations may be adversely affected by significant political, economic, and social uncertainties in the PRC. In addition, the ability to negotiate and implement specific projects in a timely and favorable manner may be impacted by political considerations unrelated to or beyond the control of the Acquired Operations. Although the PRC government has been pursuing economic reform polices for the past 18 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered. There is also no guarantee that the PRC government's pursuit of economic reforms will be consistent or effective and as result, changes in the rate or method of taxation, reduction in tariff protection and other import restrictions, and changes in state policies affection the industries to which the Acquired Operations sells its products, may have a negative effect on its operation results and financial conditions.

(c)     Concentration of Currency risk

Substantially all of the revenue-generating operations of the Acquired Operations are transacted in RMB, which is not freely convertible into foreign currencies. On January 1, 1994, the PRC government abolished the dual rate system and introduced a single rate of exchanges as quoted by the People's Bank of China. However, the unification of the exchange rate does not imply convertibility of RMB into United States dollars or other foreign currencies. All foreign exchange transactions continue to take place either through the People's Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the People's Bank of China or other institutions requires submitting a payment application form together with suppliers' invoices, shipping documents and signed contract.

(d)     Concentration of Business risk

The Acquired Operations conducts its principal operations in China and accordingly is subject to special considerations and significant risks not typically associated with investments in equity securities of the United States and Western European companies. These include risks associated with, among others, the political, economic and legal environment influence of the State Council over substantially all aspects of its operations and competition in the mining and refining industry.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

11     CONCENTRATION OF RISK (continued)

(e)    Concentration of Interest rate risk

The interest rates and terms of repayment of short-term borrowings of the Acquired Operations are disclosed in Note 9.

(f)     Concentration of Supply risk

The Acquired Operations' largest domestic supplier of copper concentrate is Debao Copper Mining Co., Ltd., whose products covered one third of the Copper Refinery's total purchases during the years ended December 31, 2001 and 2000, respectively.

12     REGISTERED CAPITAL, PAID-IN CAPITAL AND CONTRIBUTED CAPITAL

(a)     The total investment called for under the terms of the cooperative joint venture contract is U.S.$ 25 million, of which the total amount of registered capital of the Acquired Operations shall be U.S.$ 10,000,000 as described below:

	2001 and 2000
		Percentage of equity
Required registered capital	U.S.$9,200,000	92%
Biogan	800,000	8%
HIL
	U.S.$10,000,000	100%

The profit sharing ratio between Biogan and HIL is 95% and 5%, respectively.

According to the Cooperative Joint Venture Contract for GGMC dated January 27, 2000, HIL shall make all its capital contribution in kind in a lump sum to GGMC after GGMC has been issued its business license, while Biogan shall make its capital contribution in four installments of U.S.$ 0.2 million made once GGMC's business license being issued, U.S.$ 0.3 million made before or on February 20, 2000, U.S.$ 1.5 million made within 3 months of issuance of the Business License and U.S.$ 7 million made within 18 months of issuance of the Business License. As of December 31, 2001, HIL has not made its contribution to GGMC while Biogan has contributed U.S.$ 1.7 million.

GGMC obtained its approval certificate from Hechi Foreign Trade and Economic Co-operation Administration of the PRC on February 16, 2000, and the business license on February 18, 2000 issued by the State Administration of Industry and Commerce of the PRC.

GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

12      REGISTERED CAPITAL, PAID-IN CAPITAL AND CONTRIBUTED CAPITAL (continued)

        (b)   As of December 31, 2001 and 2000, Biogan has contributed cash totaling U.S.$1,700,000 into the Acquired Operations. The Contribution schedules are presented below:

	Date	Amount

First contribution	April 17, 2000	U.S.$ 850,000
Second contribution	August 22, 2000	850,000
		U.S.$ 1,700,000
RMB equivalent		14,075,405

Hechi Huaxin Certified Public Accountants has verified the contributions and issued Capital Verification Report on May 10, 2000 and June 28, 2001, respectively.

    (c) Capital contributions from investor represent capital contributed by HIL in Copper Refinery and Wuxu Mine before January 1, 2000.

13     INSURANCE COMPENSATION

The Copper Refinery received insurance proceeds in October 2001 from its insurance company, as compensation for equipment destroyed in a fire that occurred at the Copper Refinery during 1996. Due to the uncertainty related to the collection of the insurance claim, a loss was recognized in 1996 when the accident occurred.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECMEBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

14     SEGMENT INFORMATION

The Acquired Operations manages and evaluates its operations in reportable segments as follows:

GGMC, the corporate headquarters, is mainly engaged in overall management of the Acquired Operations and conducted commercial business in the PRC. It will hold the GaoFeng Investment which represents ownership interests in a mining and concentrating company, incorporated in Guangxi Zhuang Autonomous Region of the PRC and owns the mining right to a non-ferrous metal and mineral reserve in the same location. HIL currently holds the 9% equity interest in GMCL.

The Copper Refinery is mainly engaged in the producing of blister copper. All customers of the Copper Refinery are local copper refinery plants located in the PRC. Major suppliers of the Copper Refinery are local copper factories located in the PRC.

The Wuxu Mine is mainly engaged in processing of zinc powder, lead and antimony. All sales were conducted with local refinery companies. Major suppliers are the local mining companies located in the PRC.

The segments are determined primarily because the Acquired Operations manages their production separately, distribute distinct products with different production processes and due to their distinct operating and gross margin characteristics. In view of the fact that the Acquired Operations operates only in the PRC, no geographical segment information is presented.

The Acquired Operations evaluates the performance and allocates resources to its operating segments on an operating income basis. The accounting policies of the Acquired Operations' segments are the same as those described in note 2. The dividend income, income taxes and corporate administrative costs and assets are not allocated to the operating segments, but instead, are recorded in corporate headquarters directly. Summarized financial information concerning the Acquired Operations' reportable segments as of and for the years ended December 31, 2001 and 2000 are shown in the following table:

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO, LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED 31, 2001 and 2000

(Expressed in Renminbi Yuan)

14     SEGMENT INFORMATION (continued)

		Copper	Wuxu
	GGMC	Refinery	Mine	Total

December 31, 2001
Net sales to external customers	-	81,405,753	10,115,185	91,520,938
Pre-tax operating losses	2,100,426	(3,064,748)	(820,441)	(1,784,763)
Net assets	17,445,283	32,517,104	2,481,606	52,443,993
Total assets	19,633,988	85,095,179	5,471,036	110,200,203
Interest income	371,575	210,071	1,063	582,709
Interest expenses	521,004	3,178,036	64,830	3,763,870
Depreciation and amortization	2,609	2,653,005	114,280	2,769,894
Income taxes	-	-	-	-
Capital expenditures	1,200	262,835	208,626	472,661
December 31, 2000
Net sales to external customers	10,737,989	75,386,391	12,330,939	98,455,319
Pre-tax operating earnings	4,496,766	2,666,185	30,032	7,192,983
Net assets	18,566,423	35,581,852	3,302,047	57,450,322
Total assets	34,237,088	75,634,935	24,306,053	134,178,076
Interest income	361,502	54,593	1,444	417,539
Interest expenses	402,903	2,825,050	4,720	3,232,673
Depreciation and amortization	427	2,619,365	124,803	2,744,595
Income taxes	1,525,354	-	-	1,525,354
Capital expenditures	12,800	449,452	-	462,252

Reconciling information between reportable segments and the Acquired Operations' combined financial totals for the years December 31, 2001 and 2000 are shown in the following table:

Assets	December 31
	2001	2000

Total assets for reportable segments	110,200,203	134,178,076
Elimination of receivables between segments	-	(250,000)
Total assets	110,200,203	133,928,076

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

15     RETIREMENT BENEFITS

As stipulated by the PRC regulations, the Acquired Operations participates in a defined contribution retirement plan for its employees which is organized and administered by the municipal government.

The Acquired Operations is required to make annual contributions to the retirement plans, equal to 20% of the basic salaries of its employees. The Acquired Operations has no other material obligation for the payment of retirement benefits beyond the annual contributions described above. The Acquired Operations' contributions for the years ended December 31, 2001 and 2000 were RMB 325,098 and RMB 179,632, respectively.

16     COMMITMENTS AND CONTINGENCIES

Capital commitment

There were no material capital commitments existed as of December 31, 2001 and 2000 and for the two years then ended.

Contingent liabilities

The Acquired Operations has been advised by the legal counsel of Biogan and GGMC (the "Counselor") that, except for liabilities constituting or arising out of or relating to the business assumed by the Acquired Operations in the Reorganization, no other liabilities were assumed by the Acquired Operations, and the Acquired Operations is not jointly and severally liable for other debts and obligations incurred by HIL prior to the Reorganization.

As described in note 9(d), the Copper Refinery has failed to repay the loan on its due date and is currently in default of the loan. The Counselor stated in its legal letter to GGMC that according to the default payment clause of the loan agreement, GGMC may be liable for double interest payment as of the date of breach. However, management maintains that no interest will accrue nor will any penalties be assessed. As such, no additional liability for interest has been recorded in the financial statements since the event of default.

GUANGXI GUANGHE METALS CO., ltd., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT and 9% equity interest in Gaofeng Mining co., ltd.

NOTES TO COMBINED FINANCIAL STATEMENTS

years ended december 31, 2001 and 2000

(Expressed in Renminbi Yuan)

16 COMMITMENTS AND CONTINGENCIES (continued)

Environmental Remediation Costs

To date, the Acquired Operations has not incurred any significant expenditures for environmental remediation, is currently not involved in any environmental remediation, and has not accrued any amounts for environmental remediation relating to its operations. Under existing legislation, management believes that there are no probable liabilities that will have a material adverse effect on the financial position or operating results of the Acquired Operations. The PRC government, however, has moved, and may move further towards more rigorous enforcement of applicable laws, and towards the adoption of more stringent environmental standards. Environmental liabilities are subject to considerable uncertainties which affect the Acquired Operations' ability to estimate the ultimate cost of remediation efforts.

These uncertainties include i) the exact nature and extent of the contamination at various sites including, but not limited to refining plant, land development areas, whether operating, closed or sold, ii) the extent of required cleanup efforts, iii) varying costs of alternative remediation strategies, iv) changes in environmental remediation requirements, and v) the identification of new remediation sites. The amount of such future cost is indeterminable due to such factors as the unknown magnitude of possible contamination and the unknown timing and extent of the corrective actions that may be required. Accordingly, the outcome of environmental liabilities under proposed or future environmental legislation cannot reasonably be estimated at present, and could be material.

Legal Proceedings

To date, the Acquired Operations has not involved in any claims and legal actions.

Priority claim of PRC government

As described in note 1, the Acquired Operations' business and operating assets were purchased by the former employees of HPMC, who are individually and collectively responsible to pay the purchase price of RMB 126 million within 15 years of the purchase date of July 1998. If the RMB 126 million has not been paid by July 2013, the PRC government has the right to repossess and reclaim the business sold and their operating assets.

GUANGXI GUANGHE METALS CO., LTD., HECHI COPPER
REFINERY PLANT, WUXU MINING PLANT AND
9% EQUITY INTEREST IN GAOFENG MINING CO., LTD.

NOTES TO COMBINED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2001 and 2000

(Expressed in Renminbi Yuan)

16     COMMITMENTS AND CONTINGENCIES (continued)

Land use right

Without the final land use right certificates, the PRC government could legally repossess three pieces of land, as described in note 6, that the Wuxu Mine currently operates on.

The Counselor stated in its legal letter to GGMC that according to the agreement signed by HPMC and Hechi City Wuxu People's Government ("HCWPG") in May 2, 1993, for the establishment of Wuxu Mine, HPMC was to purchase from HCWPG 24,012 sq.m of land use right and pay the purchase price of RMB 612,000 within 8 years from 1993 while HCWPG agreed to facilitate the procedures of transferring the land use right certificates to HPMC. Non-provisional Land Use Right Certificate nor any document showing that GGMC has made full payment for the purchase price is available and therefore there is no legal evidence that GGMC owns or legally uses the land. Nevertheless, management believes that the final land use certificates will be obtained and the possibility of PRC government repossess the pieces of land is remote.

BIOGAN INTERNATIONAL INC.

 Pro Forma Condensed Consolidated Balance Sheet
(In thousands of U.S. dollars)

December 31, 2001
(Unaudited)

GGMC	Biogan	Pro forma adjustments (note 2)	Pro forma consolidated
Assets
Current assets:
Cash	$ 937	$ -	$ -		$ 937
Trade accounts receivable	1,054	-	-		1,054
Amounts due from related parties	1,801	-	-		1,801
Prepayments to suppliers	512	-			512
Prepaid expenses and -
other assets	106	-	-		106
Inventories	2,455	-	-		2,455
	6,865	-	-		6,865
Investment in Gaofeng Mining Co. Ltd.	829				829
Property, plant and equipment	5,621	6	(6)	(a)	5,621
Non-refundable deposits	-	1,700	300	(a)
			(2,000	)(c)	-
	$ 13,315	$ 1,706	$ (1,706)		$ 13,315

LIABILITIES AND INVESTORS' EQUITY (DEFICIENCY)
Current liabilities:
Short-term borrowings	$ 3,922	$ 10	$ 300	(a)	$ 4,232
Due to related parties	1,986	270	-		2,256
Trade accounts payable	326	500	-		826
Income taxes payable	184	-	-		184
Other payables and accrued
expenses	560	759	-		1,319
	6,978	1,539	300		8,817
Convertible debenture	-	2,128	72	(a)	2,200
Non-controlling interest	-	-	317	(b)	317
Investors' equity (deficiency)	6,337	(1,961)	(2,000	)(c)
			(2,039	)(a)
			1,961	(a)
			(317	)(b)	1,981
	$ 13,315	$ 1,706	$ (1,706)		$ 13,315

See accompanying notes to pro forma condensed consolidated financial statements.

BIOGAN INTERNATIONAL INC.

 Pro Forma Condensed Consolidated Statement of Operations
(In thousands of U.S. dollars, except per share amounts)

Year ended December 31, 2001
(Unaudited)

	GGMC	Biogan	Pro forma adjustments	Pro forma consolidated

			(note 3)
Net sales	$ 11,057	$ -	$ -	$ 11,057
Cost of sales	10,974	-	-	10,974
Gross profit	83	-	-	83
Selling, general and
administrative expenses	793	1,084	-	1,877
Operating loss	(710)	(1,084)	-	(1,794)
Other income (expense):
Dividend income	389	-	-	389
Insurance compensation	265	-	-	265
Interest income	70	-	-	70
Other income	14	-	-	14
Interest expense	(455)	-	-	(455)
Other expenses	(18)	(700)		(718)
Non-controlling interest	-	-	(22)	(22)
Loss for the year	$ (445)	$ (1,784)	$ (22)	$ (2,251)
Loss per share				(0.00)

See See accompanying notes to pro forma condensed consolidated financial statements.

1. Basis of presentation:

The accompanying pro forma condensed consolidated balance sheet and statement of operations reflect the pro forma effect of the acquisition (the "Acquisition") of a 92% equity and 95% profits interest in Guangxi Guanghe Metals Co., Ltd. ("GGMC") by Biogan International Inc. ("Biogan") for a consideration of an additional cash payment of $300,000 (Biogan having already contributed $1,700,000), 16,800,000 common shares and 3,624,000 shares of Series B convertible preferred shares, which are convertible into, in the aggregate, 362,400,000 common shares following stockholder approval authorizing such increase in authorized capital. Biogan is also obligated to make an additional capital contribution to GGMC of $7.3 million by September 2003. As a result of the transaction, the former shareholders of GGMC will indirectly control 78.4% of the outstanding voting stock of Biogan and, as such, the transaction will be accounted for as a reverse takeover.  However, since Biogan has no significant assets, other than a non-refundable deposit in relation to the acquisition of GGMC, the transaction is considered to be a capital transaction.

The pro forma condensed consolidated statement of operations assumes that the acquisition occurred at January 1, 2001. The pro forma condensed consolidated balance sheet assumes the acquisition occurred at December 31, 2001.

The pro forma condensed consolidated balance sheet and statement of operations have been prepared based on the audited financial statements of each of Biogan and GGMC for the year ended December 31, 2001. The accompanying pro forma condensed consolidated balance sheet and statement of operations should be read in conjunction with the consolidated financial statements of Biogan and GGMC, and the notes thereto.

The financial statements of Biogan are prepared in United States dollars. The financial statements of GGMC are prepared in Chinese Renminbi Yuan. For purposes of these pro forma condensed consolidated balance sheet and statement of operations, the balance sheet of GGMC has been translated into U.S. dollars at the exchange rate at December 31, 2001 and the condensed consolidated statement of operations has been translated at the average exchange rate for the U.S. dollars for the year ended December 31, 2001.

These pro forma condensed consolidated balance sheet and statement of operations are not necessarily indicative of the financial position or results of operations that would have been obtained if the acquisition had occurred on the dates assumed.

These pro forma condensed consolidated financial statements are based on information currently available. The accounting for the transaction, when completed, may differ based on information available at that time.

2. Pro forma condensed consolidated balance sheet:

The pro forma condensed consolidated balance sheet reflects the proposed acquisition as though it had occurred on December 31, 2001 and reflects the following:

(a) The acquisition of control of Biogan by the former shareholders of GGMC as a result of Biogan issuing 16,800,000 common shares and 3,624,000 Series B convertible preferred shares which are convertible into 362,400,000 common shares following stockholder approval authorizing such increase in authorized share capital and the payment of an additional $300,000.  Since Biogan has no significant assets, other than a non-refundable deposit in relation to the acquisition of GGMC, the transaction is considered to be a capital transaction:

(in thousands)
Shareholders' deficiency of Biogan, December 31, 2001	$ 1,961
Fair value adjustments relating to:
Property, plant and equipment	6
Convertible debentures	72
Adjusted shareholders' deficiency charged to investors equity	$ 2,039

(b) The 5% non-controlling interest in GGMC:
Net assets of GGMC, December 31, 2001	$ 6,337
5% thereof	317

(c) To eliminate the $1,700,000 non-refundable deposit recorded by Biogan and additional payment of $300,000 on acquisition against GGMC's investors' equity.

3. Pro forma condensed consolidated statement of operations:

The pro forma condensed consolidated statement of operations reflects the proposed acquisition as though it had occurred on January 1, 2001 and reflects the loss per share with an adjusted outstanding number of common shares:
Biogan weighted average shares outstanding	89,437,432
Common shares issued to GGMC	16,800,000
Common shares to be issued on stockholder approval	362,400,000
468,637,432

EXHIBIT INDEX

EXHIBIT NO.	EXHIBIT
23	Consent of Independent Auditors
99	Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.